UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 15, 2021

____________________________

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

227 W. Valley Blvd. #208A, San Gabriel, CA		91776
(Address of principal executive offices)		(Zip Code)

(626) 589-2468

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐       Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 14, 2021, ChineseInvestors.com, Inc., an Indiana corporation, (the "Company") filed with United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”) its Monthly Operating Report, for the period from December 1, 2020 to December 31, 2020 (the "Operating Report"). Exhibit 99.1 to this Current Report on Form 8-K contains the material portions of the Operating Report.

ITEM 7. REGULATION FD DISCLOSURE

On January 14, 2021, ChineseInvestors.com, Inc., an Indiana corporation, (the "Company") filed with United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”) its Monthly Operating Report for the period from December 1, 2020 to December 31, 2020 (the "Operating Report"). Exhibit 99.1 to this Current Report on Form 8-K contains the material portions of the Operating Report.

Exhibit Number	Description
99.1	Material portions of the first part of the monthly operating report dated January 14, 2021

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Operating Report and the supplementary operating report, which contains unaudited information and is in a format prescribed by the applicable bankruptcy law. The Operating Report is not prepared in accordance with generally accepted accounting principles ("GAAP") and may not accurately reflect the condition of the Company on a GAAP basis. The Operating Report and the supplementary operating report are not presented on a consolidated basis and therefore do not present the consolidated results of the Company and its subsidiaries. The Company has provided the summary portions of the Operating Report without the detailed exhibits filed with the Bankruptcy Court in order to exclude information identifying the Company’s customers and vendors. Additionally, the Company notes that certain corporate costs are paid for by the parent company for the benefit of its subsidiaries. The Operating Report may be subject to revision. The Operating Report and the supplementary report for August also contain information for periods shorter and otherwise different from those contained in the Company's reports pursuant to the Exchange Act.

Additionally, readers are reminded that on June 18, 2020, the Company filed a voluntary petition for Chapter 11 bankruptcy protection under the Bankruptcy Code. This case is being administered under case number 2:20-bk-15501-ER in the Central District of California.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 14, 2021

ChineseInvestors.com, Inc.

By: /s/ Wei Wang

Name: Wei Wang

Title: Chief Executive Officer

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